UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549


                                         FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                                    INVESTMENT COMPANIES

Investment Company Act file number 811- 21047

                         DREYFUS FIXED INCOME SECURITIES
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 922-6000

Date of fiscal year end:  10/31

Date of reporting period:  10/31/03

                                         FORM N-CSR

ITEM 1.      REPORTS TO STOCKHOLDERS.

      Dreyfus

      High Yield Shares

      ANNUAL REPORT October 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            19   Statement of Assets and Liabilities

                            20   Statement of Operations

                            21   Statement of Changes in Net Assets

                            22   Financial Highlights

                            23   Notes to Financial Statements

                            29   Report of Independent Auditors

                            30   Important Tax Information

                            31   Proxy Results

                            32   Board Members Information

                            34   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                              High Yield Shares

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus High Yield Shares covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and director of the Dreyfus Taxable Fixed Income Team that manages the fund.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. After several years of falling interest rates, bonds recently have become more volatile. As might be expected in a strengthening economy, fixed-income securities that are more sensitive to credit quality have generally outperformed those that tend to respond more to changes in interest rates.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Senior Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus High Yield Shares perform relative to its benchmark?

For the 12-month period ended October 31, 2003, the fund achieved a total return of 34.71% and produced aggregate income dividends of $1.328 per share.(1) In comparison, the Merrill Lynch High Yield Master II Index (the "Index"), the fund' s benchmark, achieved a total return of 33.10%.(2) In addition, the Lipper High Current Yield Funds category average, in which the fund is reported, achieved a 28.04% total return for the same period.(3)

We attribute the fund' s strong returns to a sharp rebound in high-yield corporate bond prices. The rally was particularly steep among bonds that had been hard-hit during the time of prolonged market weakness that preceded the reporting period. The fund produced higher returns than the Index and its Lipper category average, primarily because of its holdings of "fallen angels" which exhibited strong returns from what we believed were depressed prices.

What is the fund's investment approach?

The fund seeks maximum total return, consistent with the preservation of capital and prudent investment management, by investing in high-yield bonds, commonly known as "junk bonds." To pursue its goal, the fund invests at least 80% of its assets in high-yield securities issued by U.S. and foreign entities. These may include corporate debt securities, including convertible securities and corporate commercial paper; structured notes, including high-grade or "indexed" securities, catastrophe bonds and loan participations; zero-coupon securities; and debt securities issued by state or local governments and their agencies, authorities and other instrumentalities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When choosing securities, we seek to capture the higher yields offered by high-yield bonds. Our investment process is based on security-specific credit research to seek out companies with improving business fundamentals. We look at a variety of factors, including the company's financial strength, the state of the industry or sector, the company's management and whether there is sufficient equity value in the company.

What other factors influenced the fund's performance?

By the time the reporting period began, high-yield bonds had already been hit hard during the economic downturn. As a result, we invested in a number of securities that we believed represented compelling values. Because of challenging business conditions and, in some cases, company-specific problems, these bonds were selling at price and yield levels that, in our view, compensated investors for assuming the risk that these companies might fail

These holdings of so-called "fallen angels" proved rewarding when signs of stronger economic growth began to emerge in the fourth quarter of 2002, sparking a market rally that persisted through the end of the reporting period. The fund received particularly strong contributions to its performance from holdings such as El Paso, Calpine and Williams Cos. in the utilities group, Qwest in the telecommunications group and Charter Communications Holdings/Capitol and Cablevision in the cable television industry. All of which are issues still held by the fund.

The corporate bond market rally was interrupted in July and August, when additional evidence of renewed economic growth raised concerns among many fixed-income investors that the Federal Reserve Board's June 2003 interest-rate reduction might have been the last of the current cycle. While high-yield bonds historically tend to be less sensitive to interest rates than other market sectors, bond prices dropped during the summer before bouncing back more moderately in September and October.

As the corporate bond rally continued to run, we became concerned that the high-yield bond market offered less total return potential than it did when the
rally    began.    Yield    differences    between    higher-    and

lower-rated bonds narrowed considerably, suggesting that investors were no longer being compensated as generously for assuming extra risk. Accordingly, we began to reduce the level of risk the fund is exposed to when practical, including paring back some of the fund's holdings in the former "fallen angels" mentioned above. In addition, we shifted assets to more senior bonds from the same issuers, effectively moving up in those companies' capital structures. In other cases, we redeployed assets into bond sectors that we considered more fundamentally sound, such as health care, gaming and paper industries.

What is the fund's current strategy?

In our view, the high-yield bond market has shown signs of leveling off after its steep and sustained rally, and we believe that today' s investment environment is likely to reward investors who can manage risks effectively and have the ability to take advantage of opportunities during periods of temporary market weakness. Accordingly, we have adopted a more defensive investment posture while we wait for new opportunities to arise as investors adjust to the next phase of the economic cycle. Of course, we are prepared to adjust our strategies as market conditions evolve.

November 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT-GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus High Yield Shares and the Merrill Lynch High Yield Master II Index

EXHIBIT A:

                           Merrill Lynch
              Dreyfus        High Yield
  PERIOD     High Yield      Master II
               Shares         Index *

  6/10/02      10,000         10,000
  7/31/02      9,523           8,868
 10/31/02      9,520           8,872
  1/31/03      10,528          9,851
  4/30/03      11,814         10,843
  7/31/03      12,108         11,122
 10/31/03      12,824         11,810

--------------------------------------------------------------------------------

Average Annual Total Returns as of 10/31/03

                                                                     Inception                                         From
                                                                       Date                    1 Year                Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                  6/10/02                  34.71%                 19.59%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS HIGH YIELD SHARES ON 6/10/02 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH HIGH YIELD MASTER II INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNTS OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2003

                                                                                                 Principal
BONDS AND NOTES--86.                                                                             Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ADVERTISING--.3%

RH Donnelley Financial:

   Sr. Notes, 8.875%, 2010                                                                        9,000  (b)              10,136

   Sr. Sub. Notes, 10.875%, 2012                                                                  6,000  (b)               7,185

                                                                                                                          17,321

AEROSPACE & DEFENSE--.6%

BE Aerospace,

   Sr. Sub. Notes, Ser. B, 8.875%, 2011                                                          25,000                   22,625

K&F Industries,

   Sr. Sub. Notes, Ser. B 9.625%, 2010                                                           13,000                   14,625

                                                                                                                          37,250

AIRLINES--.0%

Delta Air Lines,

   Sr. Notes, 10%, 2008                                                                           1,000  (b)                 870

AUTOMOTIVE, TRUCKS & PARTS--1.5%

Airxcel,

   Sr. Sub. Notes, Ser. B, 11%, 2007                                                             37,000                   31,728

Collins & Aikman Products,

   Sr. Notes, 10.75%, 2011                                                                       33,000                   27,885

Federal-Mogul,

   Notes, 7.75%, 2006                                                                            12,000  (c)               2,220

Rexnord,

   Sr. Sub. Notes, 10.125%, 2012                                                                 25,000                   27,875

UIS,

   Sr. Sub. Notes, 9.375%, 2013                                                                   9,000  (b)               9,270

                                                                                                                          98,978

BUILDING & CONSTRUCTION--.4%

Owens Corning,

   Deb., 7.5%, 2018                                                                              30,000  (c)              13,050

WCI Communities,

   Sr. Sub. Notes, 10.625%, 2011                                                                 13,000                   14,560

                                                                                                                          27,610

CHEMICALS--6.0%

Avecia,

   Gtd. Sr. Notes, 11%, 2009                                                                     95,000                   88,825

HMP Equity,

   Units, 0%, 2008                                                                                6,000  (b,d)             3,030

Huntsman,

   Secured Notes, 11.625%, 2010                                                                  49,000  (b)              47,285

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CHEMICALS (CONTINUED)

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 10.125%, 2009                                                                 63,000                   60,323

Nalco,

   Sr. Sub. Notes, 8.875%, 2013                                                                  32,000  (b)              33,440

OM Group,

   Sr. Sub. Notes, 9.25%, 2011                                                                   38,000                   38,570

PolyOne,

   Sr. Notes, 10.625%, 2010                                                                      31,000                   28,365

Resolution Performance Products,

   Sr. Sub. Notes, 13.5%, 2010                                                                   73,000                   69,350

Rockwood Specialties,

   Sr. Sub. Notes, 10.625%, 2011                                                                 18,000  (b)              19,440

                                                                                                                         388,628

COMMERCIAL SERVICES--2.4%

Brickman,

   Sr. Sub. Notes, Ser. B, 11.75%, 2009                                                          13,000                   14,885

Trico Marine Services,

   Notes, 8.875%, 2012                                                                           46,000                   31,740

United Rentals North America,

   Sr. Notes, Ser. B, 10.75%, 2008                                                               50,000                   56,375

Williams Scotsman:

   Sr. Notes, 9.875%, 2007                                                                       47,000                   47,940

   Sr. Secured Notes, 10%, 2008                                                                   6,000  (b)               6,630

                                                                                                                         157,570

CONSUMER PRODUCTS--.6%

Moore North American Finance,

   Sr. Notes, 7.875%, 2011                                                                        8,000  (b)               8,680

Playtex Products,

   Sr. Sub. Notes, 9.375%, 2011                                                                  30,000                   29,775

                                                                                                                          38,455

DIVERSIFIED FINANCIAL SERVICES--1.4%

Diamond,

   Notes, 10%, 2008                                                            GBP               12,000                   20,332

FINOVA,

   Notes, 7.5%, 2009                                                                             25,000                   12,625

HLI Operating,

   Sr. Notes, 10.5%, 2010                                                                        12,000  (b)              13,140


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (CONTINUED)

NeighborCare,

   Sr. Sub. Notes, 6.875%, 2013                                                                   6,000  (b)               6,135

Williams Holdings of Delaware,

   Notes, 6.5%, 2008                                                                             37,000                   37,555

                                                                                                                          89,787

ELECTRIC UTILITIES--7.8%

Allegheny Energy Statutory Trust 2001:

   Secured Notes, 10.25%, 2007                                                                    1,241  (b)               1,213

   Secured Notes, 10.25%, 2007                                                                   44,758  (b)              45,877

Allegheny Energy Supply,

   Bonds, 8.25%, 2012                                                                            67,000                   62,813

CMS Energy,

   Sr. Notes, 9.875%, 2007                                                                       37,000                   40,607

Calpine:

   Secured Notes, 8.5%, 2010                                                                    108,000  (b)              99,360

   Secured Notes, 8.75%, 2013                                                                    61,000  (b)              56,120

Calpine Canada Energy Finance,

   Gtd. Sr. Notes, 8.5%, 2008                                                                    99,000                   73,260

Reliant Resources:

   Sr. Secured Notes, 9.25%, 2010                                                               120,000  (b)             108,000

   Sr. Secured Notes 9.5%, 2013                                                                  20,000  (b)              17,900

                                                                                                                         505,150

ELECTRICAL & ELECTRONICS--1.6%

Dresser,

   Sr. Sub. Notes, 9.375%, 2011                                                                  54,000                   55,755

Fisher Scientific,

   Sr. Sub. Notes, 8%, 2013                                                                      31,000  (b)              33,480

Flextronics,

   Sr. Sub. Notes, 6.5%, 2013                                                                     6,000  (b)               5,955

Rayovac,

   Sr. Sub. Notes, 8.5%, 2013                                                                     6,000  (b)               6,270

                                                                                                                         101,460

ENTERTAINMENT--2.0%

AMC Entertainment:

   Sr. Sub. Notes, 9.5%, 2009                                                                     5,000                    5,187

   Sr. Sub. Notes, 9.875%, 2012                                                                  27,000                   29,767

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT (CONTINUED)

Argosy Gaming,

   Sr. Sub. Notes, 9%, 2011                                                                      21,000                   23,257

Bally Total Fitness,

   Sr. Notes, 10.5%, 2011                                                                        21,000  (b)              21,840

Cinemark USA,

   Sr. Sub. Notes, 9%, 2013                                                                       6,000                    6,600

Old Evangeline Downs,

   Sr. Secured Notes, 13%, 2010                                                                  15,000                   15,544

Regal Cinemas,

   Sr. Sub. Notes, Ser. B, 9.375%, 2012                                                           5,000                    5,675

Town Sports International,

   Notes, 9.625%, 2011                                                                           18,000                   19,372

                                                                                                                         127,242

ENVIRONMENTAL CONTROL--1.5%

Allied Waste,

   Sr. Sub. Notes, Ser. B, 10%, 2009                                                             75,000                   81,938

Synagro Technologies,

   Sr. Sub. Notes, 9.5%, 2009                                                                    13,000                   14,430

                                                                                                                          96,368

FOOD & BEVERAGES--2.8%

Agrilink Foods,

   Sr. Sub. Notes, 11.875%, 2008                                                                 12,000                   12,750

Del Monte,

   Sr. Sub Notes, 8.625%, 2012                                                                   28,000  (b)              31,080

Doane Pet Care,

   Sr. Notes, 10.75%, 2010                                                                       19,000                   19,570

Dole Foods:

   Deb., 8.75%, 2013                                                                              9,000                    9,878

   Sr. Notes, 8.625%, 2009                                                                       12,000                   13,020

   Sr. Notes, 8.875%, 2011                                                                       18,000                   19,530

Land O'Lakes,

   Sr. Notes, 8.75%, 2011                                                                        64,000                   55,040

National Beef Packing/Finance,

   Sr. Notes, 10.5%, 2011                                                                        12,000  (b)              13,260

Swift & Co,

   Sr. Notes, 10.125%, 2009                                                                       7,000                    7,910

                                                                                                                         182,038


                                                                                                  Principal
BONDS AND NOTES (CONTINUED)                                                                       Amount(a)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GAMING & LODGING--6.3%

Coast Hotels & Casinos,

   Sr. Sub. Notes, 9.5%, 2009                                                                    18,000                   19,260

Inn of the Mountain Gods Resort & Casino,

   Sr. Notes, 12%, 2010                                                                          25,000  (b)              26,250

John Q Hamons Hotels/Finance,

   First Mortgage Notes, Ser. B, 8.875%, 2012                                                    25,000                   27,375

Kerzner International,

   Notes, 8.875%, 2011                                                                            6,000                    6,577

MGM Mirage,

   Notes, 8.5%, 2010                                                                             25,000                   28,469

Mandalay Resort:

   Sr. Notes, 6.5%, 2009                                                                         24,000  (b)              24,870

   Sr. Sub. Notes, Ser. B, 10.25%, 2007                                                          50,000                   57,875

Mohegan Tribal Gaming Authority:

   Sr. Sub. Notes, 6.375%, 2009                                                                  25,000  (b)              25,719

   Sr. Sub. Notes, 8.375%, 2011                                                                  12,000                   13,170

Park Place Entertainment:

   Sr. Notes, 7%, 2013                                                                            6,000                    6,285

   Sr. Sub. Notes, 7.875%, 2010                                                                  15,000                   16,275

   Sr. Sub. Notes, 8.875%, 2008                                                                  15,000                   16,706

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                   46,000                   47,840

Station Casinos,

   Sr. Sub. Notes, 9.875%, 2010                                                                  26,000                   29,022

Trump Casino Holdings/Funding,

   First Priority Mortgage Notes, 11.625%, 2010                                                  30,000                   26,587

Turning Stone Casino Entertainment,

   Sr. Notes, 9.125%, 2010                                                                       10,000  (b)              10,887

Wynn Las Vegas,

   Second Mortgage, 12%, 2010                                                                    21,000                   24,517

                                                                                                                         407,684

HEALTH CARE--2.1%

Extended Stay America,

   Sr. Sub. Notes, 9.875%, 2011                                                                  10,000                   11,050

Extendicare Health Services,

   Sr. Notes, 9.5%, 2010                                                                         11,000                   12,155

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Genesis HealthCare,

   Sr. Sub Notes, 8%, 2013                                                                       10,000  (b)              10,263

Hanger Orthopedic,

   Sr. Notes, 10.375%, 2009                                                                      19,000                   21,565

Healthsouth:

   Sr. Notes, 6.875%, 2005                                                                       13,000                   11,830

   Sr. Notes, 7%, 2008                                                                           13,000                   11,375

Province Healthcare,

   Sr. Sub. Notes, 7.5%, 2013                                                                    27,000                   27,135

Tenet Healthcare:

   Notes, 7.375%, 2013                                                                           12,000                   11,700

   Sr. Notes, 5%, 2007                                                                           15,000                   14,025

Seminis,

   Sr. Sub. Notes, 10.25%, 2013                                                                   3,000  (b)               3,225

                                                                                                                         134,323

MACHINERY--1.8%

Case New Holland:

   Sr. Notes, 9.25%, 2011                                                                        18,000  (b)              20,070

   Sr. Notes, 9.25%, 2011                                                                        12,000  (b)              13,380

Columbus McKinnon,

   Sr. Sub. Notes, 8.5%, 2008                                                                    50,000                   44,875

Milacron,

   Notes, 8.375%, 2004                                                                           16,000                   13,480

Terex,

   Sr. Sub. Notes, Ser. B, 10.375%, 2011                                                         25,000                   28,313

                                                                                                                         120,118

MANUFACTURING--2.0%

Hexcel,

   Sr. Sub. Notes, 9.75%, 2009                                                                   46,000                   48,185

JB Poindexter & Co,

   Sr. Secured Notes, 12.5%, 2007                                                                24,000  (e)              22,440

Oxford Automotive,

   Notes, 12%, 2010                                                                              17,000  (b)              14,875

Tyco International,

   Gtd. Notes, 6.375%, 2005                                                                      44,000                   46,365

                                                                                                                         131,865

MEDIA--9.7%

CSC Holdings,

   Sr. Sub. Deb., 9.875%, 2023                                                                   75,000                   78,188


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEDIA (CONTINUED)

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/9.92%, 2011                                                             19,000  (f)              14,440

   Sr. Discount Notes, 0/12.125%, 2011                                                           19,000  (f)              10,402

   Sr. Notes, 10.25%, 2010                                                                       51,000  (b)              52,147

   Sr. Notes, 10.75%, 2009                                                                      226,000                  192,100

Dex Media West/Finance,

   Sr. Sub. Notes, 9.875%, 2013                                                                  20,000  (b)              22,850

Echostar DBS,

   Sr. Notes, 6.375%, 2011                                                                        6,000  (b)               6,000

Gray Communications Systems,

   Sr. Sub. Notes, 9.25%, 2011                                                                    6,000                    6,675

Houghton Mifflin,

   Sr. Sub. Notes, 9.875%, 2013                                                                  10,000                   10,862

LBI Media,

   Sr. Discount Notes, 0/11%, 2013                                                               19,000  (b,f)            11,875

Lodgenet Entertainment,

   Sr. Sub. Deb., 9.5%, 2013                                                                     15,000                   16,275

NTL,

   Deb., 11.2%, 2007                                                                             75,000                   75,375

Paxson Communications,

   Sr. Sub. Notes, 10.75%, 2008                                                                  50,000                   54,125

Spanish Broadcasting System,

   Sr. Sub. Notes, 9.625%, 2009                                                                  73,000                   76,102

                                                                                                                         627,416

MINING & METALS--1.5%

AK Steel,

   Sr. Notes, 7.75%, 2012                                                                        66,000                   45,210

Consol Energy,

   Notes, 7.875%, 2012                                                                           42,000                   43,282

U.S. Steel,

   Sr. Notes, 10.75%, 2008                                                                       12,000                   13,230

                                                                                                                         101,722

OIL & GAS--6.4%

Coastal,

   Sr. Deb., 6.5%, 2008                                                                          72,000                   59,580

Eott Energy Partners/Finance,

   Sr. Notes, 9%, 2010                                                                           29,657                   29,657

   Unit, 11%                                                                                     79,000  (g)               8,019

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS (CONTINUED)

Hanover Equipment Trust,

   Sr. Secured Notes, Ser. B, 8.75%, 2011                                                        62,000                   63,860

McMoRan Exploration,

   Sr. Notes, 6%, 2008                                                                           61,000  (b)              78,461

Nuevo Energy,

   Sr. Sub. Notes, Ser. B, 9.375%, 2010                                                          79,000                   86,505

Premcor Refining:

   Sr. Notes, 9.25%, 2010                                                                        13,000                   14,560

   Sr. Notes, 9.5%, 2013                                                                         10,000                   11,400

Wiser Oil,

   Sr. Sub Notes, 9.5%, 2007                                                                     65,000                   63,050

                                                                                                                         415,092

PACKAGING & CONTAINERS--2.7%

Graham Packaging,

   Sr. Sub. Notes, 8.75%, 2008                                                                   21,000  (b)              21,788

Owens-Brockway:

   Notes, 7.75%, 2011                                                                            15,000                   15,900

   Notes, 8.25%, 2013                                                                             5,000                    5,300

   Sr. Secured Notes, 8.875%, 2009                                                               15,000                   16,350

Pliant:

   Sr. Secured Notes, 11.125%, 2009                                                               6,000  (b)               6,450

   Sr. Sub. Notes, 13%, 2010                                                                     19,000                   18,240

Stone Container:

   Sr. Notes, 8.375%, 2012                                                                        9,000                    9,540

   Sr. Notes, 9.75%, 2011                                                                        34,000                   37,230

Tekni-Plex,

   Sr. Sub. Notes, Ser. B, 12.75%, 2010                                                          45,000                   46,350

                                                                                                                         177,148

PAPER & FOREST PRODUCTS--2.6%

Appleton Papers,

   Sr. Sub. Notes, Ser. B, 12.5%, 2008                                                           15,000                   16,650

Buckeye Technologies,

   Sr. Notes, 8.5%, 2013                                                                         15,000  (b)              15,750

Georgia-Pacific:

   Sr. Notes, 7.375%, 2008                                                                       25,000                   26,750

   Sr. Notes, 8.875%, 2010                                                                       51,000                   58,523

   Sr. Notes, 9.375%, 2013                                                                       46,000                   53,130

                                                                                                                         170,803


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PIPELINES--5.5%

ANR Pipeline,

   Notes, 8.875%, 2010                                                                           30,000                   32,850

Dynegy,

   Secured Notes, 9.875%, 2010                                                                   52,000  (b)              56,160

   Secured Notes, 10.125%, 2013                                                                  38,000  (b)              41,420

Leviathan Gas Pipeline Partners,

   Sr. Sub. Notes, 10.375%, 2009                                                                 14,000                   15,260

Southern Natural Gas,

   Notes, 8.875%, 2010                                                                           25,000                   27,375

Williams Cos:

   Notes, 6.5%, 2006                                                                             47,000                   48,645

   Notes, 6.625%, 2004                                                                           50,000                   51,750

   Notes, 9.25%, 2004                                                                            20,000                   20,575

   Putable Asset Term Securities,

      Ser. A, 6.75%, 2006                                                                        31,000                   32,085

   Sr. Notes, 8.625%, 2010                                                                       26,000                   28,600

                                                                                                                         354,720

RETAIL--.9%

Buffets,

   Sr. Sub. Notes, 11.25%, 2010                                                                   6,000                    6,345

JC Penney,

   Sr. Notes, 8%, 2010                                                                           19,000                   21,233

Remington Arms,

   Sr. Notes, 10.5%, 2011                                                                         5,000                    5,256

Rite Aid:

   Secured Notes, 8.125%, 2010                                                                   13,000                   13,975

   Sr. Secured Notes, 12.5%, 2006                                                                12,000                   14,040

                                                                                                                          60,849

STRUCTURED INDEX--2.9%

JP Morgan HYDI-100,

   Linked Ctf. of Deposit, 6.4%, 2008                                                           188,000  (b,h)           187,060

TECHNOLOGY--.9%

AMI Semiconductor,

   Sr. Sub. Notes, 10.75%, 2013                                                                  25,000                   29,125

Amkor Technology,

   Sr. Notes, 9.25%, 2008                                                                        25,000                   28,125

                                                                                                                          57,250

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS--10.3%

ACC Escrow,

   Sr. Notes, 10%, 2011                                                                          18,000  (b)              19,710

American Tower:

   Notes, 5%, 2010                                                                                6,000                    5,685

   Sr. Notes, 9.375%, 2009                                                                       60,000                   63,300

American Tower Escrow,

   Discount Notes, 0%, 2008                                                                      10,000  (b,d)             6,900

Crown Castle International,

   Sr. Notes, 10.75%, 2011                                                                       25,000                   28,188

Fairpoint Communications,

   Sr. Notes, 11.875%, 2010                                                                       6,000                    7,050

Innova S de RL,

   Notes, 9.375%, 2013                                                                           30,000  (b)              30,375

Insight Midwest/Capital,

   Sr. Notes, 9.75%, 2009                                                                         7,000                    7,175

Level 3 Financing,

   Sr. Notes, 10.75%, 2011                                                                       25,000  (b)              26,125

MJD Communications,

   Floating Rate Notes, Ser. B, 5.4075%, 2008                                                    70,000  (i)              58,450

Nextel Partners,

   Sr. Notes, 12.5%, 2009                                                                        21,000                   24,465

Pegasus Satellite Communications,

   Sr. Notes, 12.375%, 2006                                                                      10,000                    8,550

Qwest:

   Bank Note, Ser. A, 5.97%, 2007                                                                38,000  (i)              39,093

   Bank Note, Ser. B, 5.97%, 2007                                                                48,000  (i)              48,060

   Bank Note, Ser. B, 6.95%, 2010                                                                 8,000  (i)               8,010

Qwest Services,

   Notes, 13.5%, 2010                                                                           141,000  (b)             165,322

   Sr. Secured Notes, 13%, 2007                                                                   6,000  (b)               6,840

SBA Communications,

   Sr. Notes, 10.25%, 2009                                                                       25,000                   22,500

Spectrasite,

   Sr. Notes, 8.25%, 2010                                                                        19,000  (b)              20,235

US West Capital Funding,

   Notes, 6.25%, 2005                                                                            56,000                   55,720

Western Wireless,

   Sr. Notes, 9.25%, 2013                                                                        18,000  (b)              18,900

                                                                                                                         670,653


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXTILES & APPAREL--.8%

Levi Strauss & Co.,

   Sr. Notes, 12.25%, 2012                                                                       31,000                   25,886

Simmons,

   Sr. Sub. Notes, Ser. B, 10.25%, 2009                                                          24,000                   25,680

                                                                                                                          51,566

TRANSPORTATION--.6%

TFM, S.A. de C.V.,

   Sr. Notes, 10.25%, 2007                                                                       41,000                   42,025

U.S. GOVERNMENT AGENCIES--.4%

Federal Home Loan Mortgage Corp.,

  Multiclass Mortgage Participation Ctfs., REMIC,

  Ser. 2518, Cl. 1B, 5.5%, 9/15/2021

   (Interest Only Obligation)                                                                   663,636  (j)              25,716

TOTAL BONDS AND NOTES

   (cost $5,302,795)                                                                                                   5,604,737
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.3%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES--.1%

Williams Holdings of Delaware,

   Cum. Conv., 2.75%, 2033                                                                           90  (b)               5,895

MEDIA--1.2%

Paxson Communications,

   Cum. Conv., $975                                                                                   7  (b)              59,087

Spanish Broadcasting System,

   Cum. Conv. Ser. A, $107.5                                                                         19  (b)              19,190

                                                                                                                          78,277

TOTAL PREFERRED STOCKS

   (cost $57,229)                                                                                                         84,172
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--.9%
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS--.9%

Link Energy,                                                                                      3,407  (k)              56,216

OTHER--.0%

American Tower (warrants)                                                                            10  (k)               1,615

TOTAL COMMON STOCKS

   (cost $49,801)                                                                                                         57,831

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

OTHER INVESTMENTS--10.5%                                                                         Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                       228,000  (l)             228,000

Dreyfus Institutional Cash Advantage Plus Fund                                                  228,000  (l)             228,000

Dreyfus Institutional Preferred Plus Money Market Fund                                          228,000  (l)             228,000

TOTAL OTHER INVESTMENTS

   (cost $684,000)                                                                                                       684,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $6,093,825)                                                                99.0%               6,430,740

CASH AND RECEIVABLES (NET)                                                                          1.0%                  65,998

NET ASSETS                                                                                        100.0%               6,496,738

(A) PRINCIPAL AMOUNT STATED IN U.S DOLLARS UNLESS OTHERWISE NOTED.

    GBP-BRITISH POUND STERLING

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 2003,
THESE SECURITIES AMOUNTED TO $1,633,676 OR 25.1% OF NET ASSETS.

(C)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(D)  UNIT REPRESENTS BOND WITH WARRANT ATTACHED TO PURCHASE COMMON STOCK.

(E)  PAYMENT IN KIND BOND.

(F)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
BECOMES EFFECTIVE UNTIL MATURITY.

(G)  THE VALUE OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER THE
DIRECTION OF THE BOARD OF TRUSTEES.

(H)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(I)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(J)  NOTIONAL FACE AMOUNT SHOWN.

(K)  NON-INCOME PRODUCING SECURITY.

(L)  INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 2.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  6,093,825    6,430,740

Cash                                                                     37,889

Interest receivable                                                     148,646

Receivable for investment securities sold                               119,948

                                                                      6,737,223
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                77

Payable for investment securities purchased                             239,720

Unrealized depreciation on swaps--Note 4                                    624

Interest Payable                                                             64

                                                                        240,485
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,496,738
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       5,804,705

Accumulated undistributed investment income                              53,523

Accumulated net realized gain (loss) on investments                     302,199

Accumulated net unrealized appreciation
  (depreciation) on investments                                         336,311
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,496,738
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 463,252

NET ASSET VALUE, offering and redemption price per share ($)              14.02

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               577,099

Cash dividends                                                           6,387

TOTAL INCOME                                                           583,486
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                           344,459

Net realized gain (loss) on options transactions                           885

Net realized gain (loss) on financial futures                          (43,769)

NET REALIZED GAIN (LOSS)                                               301,575

Net unrealized appreciation (depreciation) on investments

  (including $1,022 net unrealized appreciation on financial futures)   773,272

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,074,847

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,658,333

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               ---------------------------------
                                                     2003               2002(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Total income                                      583,486               169,191

Net realized gain (loss) on investments           301,575                28,406

Net unrealized appreciation
   (depreciation) on investments                  773,272              (436,961)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,658,333              (239,364)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income                                (576,662)             (123,089)

Net realized gain on investments                  (27,185)                   --

TOTAL DIVIDENDS                                  (603,847)             (123,089)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                      81,358             4,949,999

Dividends reinvested                              603,847               123,089

Cost of shares redeemed                            (3,588)                   --

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS          681,617             5,073,088

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,736,103             4,710,635
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             4,760,635                50,000

END OF PERIOD                                   6,496,738             4,760,635

Undistributed investment income                    53,523                47,182
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                         6,036               396,000

Shares issued for dividends reinvested             47,147                10,329

Shares redeemed                                      (260)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      52,923               406,329

(A)  FROM JUNE 6, 2002 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                     Year Ended October 31,
                                                  ------------------------------
                                                     2003            2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                11.60            12.50

Investment Operations:

Investment income(b)                                 1.33              .49

Net realized and unrealized
   gain (loss) on investments                        2.49            (1.08)

Total from Investment Operations                     3.82             (.59)

Distributions:

Dividends from investment income                    (1.33)            (.31)

Dividends from net realized
   gain on investments                               (.07)              --

Total Distributions                                 (1.40)            (.31)

Net asset value, end of period                      14.02            11.60
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                 34.71            (4.73)(d,e)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of investment income
   to average net assets                            10.20             3.50(d)

Portfolio Turnover Rate                            337.85           198.61(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)               6,497             4,761

(A) FROM JUNE 6, 2002 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF WRAP FEE CHARGES. IN ADDITION, ALL FUND LEVEL EXPENSES ARE BORNE BY THE DISTRIBUTOR.

(D) NOT ANNUALIZED.

(E) CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON JUNE 10, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus High Yield Shares (the "fund") is a separate non-diversified series of Dreyfus Fixed Income Securities (the "Company") which is registered under the Investment Company Act of 1940 as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund' s investment objective is to provide investors with maximum total return consistent with the preservation of capital and prudent investment management. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") is the distributor of the fund' s shares. Mellon serves as custodian of the fund's assets. Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, serves as transfer and dividend disbursing agent for the fund.

As of October 31, 2003, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 457,330 shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Shares of each fund may be purchased only through "wrap fee" programs sponsored by investment advisors or broker/dealers (" financial representatives" ). Typically, participants in these programs pay an all-inclusive "wrap" fee to their financial representative. Pursuant to an agreement between the Distributor and the fund, all expenses (including but not limited to management, shareholder servicing, transfer and dividend disbursing agency, custody, trustee and professional fees) incurred in the operations of the fund are the responsibility of the Distributor. The program sponsors have agreed to pay the Distributor for services it provides in connection with an investment in the fund.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills) financial futures, options and swaps) are valued each business day by an independent pricing service (the " Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices. Swap transactions are valued based on future cash flows and other factors, such as interest rates and underlying securities. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books
and    the    U.S.    dollar    equivalent    of    the

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

On October 31, 2003, the Board of Trustees declared a cash dividend of $.113 per share from undistributed investment income, payable on November 3, 2003 (ex-dividend date) , to shareholders of record as of the close of business on October 31, 2003.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $358,456 and unrealized appreciation $333,577.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002, respectively, were as follows: ordinary income $603,847 and $123,089.

During the period ended October 31, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income by $483, increased accumulated net realized gain (loss) on investments by $710 and decreased paid-in capital by $227. Net assets were not affected by this reclassification

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $1.5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

NOTE 3--Other Transactions With Affiliates:

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended October 31, 2003, the fund derived $2,344 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, options and financial futures, during the period ended October 31, 2003, amounted to $18,277,249 and $18,321,236, respectively.


The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 2003, there were no financial futures contracts outstanding.

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The fund may enter into credit default swaps which involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. The following summarizes credit default swaps entered into by the fund at October 31, 2003:

                                                                    Unrealized
Notional Amount ($)                 Description              (Depreciation) ($)
--------------------------------------------------------------------------------

70,000            Agreement with Merrill Lynch terminating                (624)
                  December 20, 2008 to pay a fixed rate of
                      2.2% and receive the notional amount
                   as a result of interest payment default
                          totaling $1,000,000 or principal
                         payment default of $10,000,000 on
                        Delhaize America, 8.125%, 4/15/2011

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Realized gains and losses on maturity or termination of swaps are presented in the Statement of Operations. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

At October 31, 2003, the cost of investments for federal income tax purposes was $6,096,559; accordingly, accumulated net unrealized appreciation on investments was $334,181 consisting of $446,430 gross unrealized appreciation and $112,249 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus High Yield Shares

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus High Yield Shares (one of the funds comprising Dreyfus Fixed Income Securities), as of October 31, 2003, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Shares at October 31, 2003, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

December 10, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates .38% of the ordinary dividends paid during the fiscal year ended October 31, 2003 as qualifying for the corporate dividends received deduction. The fund also designates .43% of the ordinary dividends paid during 2003 as qualifying dividends, subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.


PROXY RESULTS (Unaudited)

Dreyfus Fixed Income Securities held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting and the results are as follows:

                                                            Shares
                                              ----------------------------------
                                                      For   Authority Withheld
                                              ----------------------------------

To elect additional Trustees:

   David W. Burke                                 888,867                    0

   Whitney I. Gerard                              888,867                    0

   Arthur A. Hartman                              888,867                    0

   George L. Perry                                888,867                    0

Joseph S. DiMartino, Clifford L. Alexander Jr. and Lucy Wilson Benson continued as Trustees of the Company after the shareholder meeting.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)

Chairman of the Board (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

Clifford L. Alexander, Jr. (70)

Board Member (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-October 2003)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

Lucy Wilson Benson (76)

Board Member (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairperson

* Council on Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairperson

* Atlantic Council of the U.S., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44


David W. Burke (67)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Whitney I. Gerard (69)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

Arthur A. Hartman (77)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and  New Russia
Fund

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

George L. Perry (69)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 62 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 85 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.


JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  SEPTEMBER
2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

NOTES

                      For More Information

                        Dreyfus
                        High Yield Shares
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  753AR1003

      Dreyfus

      Mortgage Shares

      ANNUAL REPORT October 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            10   Statement of Financial Futures

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                            22   Proxy Results

                            23   Board Members Information

                            25   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                                Mortgage Shares

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Mortgage Shares covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. After several years of falling interest rates, bonds recently have become more volatile. As might be expected in a strengthening economy, fixed-income securities that are more sensitive to credit quality have generally outperformed those that tend to respond more to changes in interest rates.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Mortgage Shares perform relative to its benchmark?

For the 12-month period ended October 31, 2003, the fund achieved a total return of 5.70% and distributed aggregate income dividends totaling $0.543 per share.(1) The fund's benchmark, the Lehman Brothers Fixed Rate Mortgage Backed Securities Index, achieved a total return of 2.75% for the same period.(2) In addition, the average total return of all funds reported in the Lipper U.S. Mortgage Funds category was 2.40%.(3)

The fund ranked #3 of 79 funds in its Lipper category based on total return for the one-year period ended October 31, 2003, and produced a higher return than that of its benchmark during the same time. The fund's duration management and security selection strategies enabled it to capture the bond market's gains during the first half of the reporting period, and avoid the full brunt of the market' s volatility during the reporting period' s second half, while withstanding the effects of heightened refinancing activity throughout the reporting period. The fund's very low exposure ratio and restricted access also were significant contributing factors to the fund's high ranking.

What is the fund's investment approach?

The  fund  seeks  as  high  a  level of current income as is consistent with the preservation of capital. The fund invests at least 80% of its assets in mortgage-related securities from private and government-related issuers. The remainder may be allocated to other fixed-income securities, including
asset-backed   securities,   U.S.   Treasuries   and   repurchase   agreements.

We use a four-step investment approach:

* PREPAYMENT TREND ANALYSIS. We carefully review the extent to which homeowners are likely to prepay their mortgages because of home sales or refinancing, as a sharp increase or decrease in this trend would adversely affect returns provided by the fund's mortgage-backed holdings.

*OPTION-ADJUSTED  SPREAD  ANALYSIS.  This  analytical  tool  compares the early
redemption or extension characteristics of different mortgage-backed   The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

securities with other securities, such as U.S. Treasuries. This analysis helps us measure the relative risk that different types of mortgage-backed securities may have versus their expected total return.

*CASH FLOW STRUCTURE ANALYSIS. This helps us determine the predictability and security of cash flows provided by different bond structures. We analyze the benefits of 30- and 15-year fixed-rate securities along with adjustable-rate mortgage securities ("ARMs").

*TOTAL-RATE-OF-RETURN SCENARIOS. We calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund's performance?

Rising geopolitical tensions, corporate scandals and a falling stock market had already contributed to widespread economic weakness by the time the Federal Reserve Board (the "Fed") reduced short-term interest rates by 50 basis points in early November 2002. While most high-quality bonds gained value as interest rates declined through the second quarter of 2003, many mortgage-backed securities lagged the averages when a record number of homeowners refinanced their mortgages in the low interest-rate environment, effectively returning
principal    to    bondholders.

However, the fund successfully avoided many of the adverse effects of the refinancing boom by focusing a portion of its assets on lower-rated, privately issued mortgage-backed securities, which respond more to economic conditions and foreclosure trends than to interest rates. Because housing values continued to rise and mortgages became more affordable, these securities generally performed better than the higher-quality mortgage-backed securities issued by U.S. government agencies. In addition, as their underlying mortgages were prepaid, many higher-quality bonds were retired and lower-rated securities moved up in seniority, further supporting their prices.

After the Fed lowered interest rates in late June to 1%, a 45-year low, investors generally reacted to signs of economic strength by selling bonds that tend to be more sensitive to changes in interest rates, leading to steep price
declines    in    July    and    August.    In    addition,    the    fund

benefited   from  its  investments  in  commercial  mortgages  and  asset-backed securities, which are not subject to prepayments.

What is the fund's current strategy?

As of the reporting period's end, the fund was composed of approximately 50% U.S. government agency securities and approximately 50% non-agency mortgage-backed securities, including commercial mortgages, asset-backed securities and residential collateralized mortgage obligations.

Although refinancing activity has abated from its previous highs, it remains above historical norms. Therefore, we have continued to emphasize securities that we believe are less vulnerable to prepayment risks. In addition, we reduced the fund' s average duration -- a measure of sensitivity to changing interest rates -- to a shorter than average position because of concerns that a stronger economy and a ballooning federal budget deficit might cause interest rates to rise. Of course, we are prepared to change our security selection and duration management strategies as market conditions develop.

November 17, 2003

PERFORMANCE IS HISTORICAL FOR PERIODS NOTED AND NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY AND INTEREST-RATE CHANGES, AMONG OTHER FACTORS, CAN DRAMATICALLY AFFECT A FUND' S SHORT-TERM RETURNS. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CAREFULLY REVIEW THE PROSPECTUS FOR THE FUND'S INVESTMENT APPROACH, FEES AND THE RISKS OF INVESTING, AND REVIEW THE FUND'S PERFORMANCE OVER TIME.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS FIXED RATE MORTGAGE BACKED SECURITIES INDEX TRACKS THE PERFORMANCE OF THE MORTGAGE PASS-THROUGH SECURITIES OF FANNIE MAE (FNMA), FREDDIE MAC (FHLMC) AND GINNIE MAE (GNMA). THE INDEX GROUPS SECURITIES OF INDIVIDUAL POOLS OF MORTGAGE-BACKED SECURITIES INTO GENERIC AGGREGATES WITH EACH AGGREGATE REPRESENTING THE OUTSTANDING POOLS FOR A GIVEN AGENCY, PROGRAM, ISSUE YEAR AND COUPON. THE INDEX DOES NOT INCLUDE BUYDOWNS, GRADUATED EQUITY MORTGAGES, PROJECT LOANS AND CMOS. SECURITIES THAT ARE INCLUDED IN THE INDEX ARE FIXED-RATE SECURITIES WITH A WEIGHTED AVERAGE MATURITY OF AT LEAST ONE YEAR AND AT LEAST $150 MILLION PAR AMOUNT OUTSTANDING.

(3) SOURCE: LIPPER INC. -- RANKINGS ARE BASED ON TOTAL RETURNS. CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund


FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Mortgage Shares and the Lehman Brothers Fixed Rate Mortgage Backed Securities Index

EXHIBIT A:

                                 Lehman
                                Brothers
                                 Fixed
                                  Rate
                                Mortgage
              Dreyfus            Backed
  PERIOD      Mortgage         Securities
               Shares           Index *

  6/10/02      10,000            10,000
  7/31/02      10,204            10,198
 10/31/02      10,401            10,391
  1/31/03      10,600            10,517
  4/30/03      10,716            10,633
  7/31/03      10,695            10,459
 10/31/03      10,993            10,676
--------------------------------------------------------------------------------

Average Annual Total Returns as of 10/31/03

                                                                     Inception                                         From
                                                                       Date                    1 Year                Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                  6/10/02                   5.70%                  7.05%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS MORTGAGE SHARES ON 6/10/02 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS FIXED RATE MORTGAGE BACKED SECURITIES INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX TRACKS THE PERFORMANCE OF THE MORTGAGE PASS-THROUGH SECURITIES OF FANNIE MAE (FNMA), FREDDIE MAC (FHLMC) AND GINNIE MAE (GMNA). THE INDEX GROUPS SECURITIES OF INDIVIDUAL POOLS OF MORTGAGE-BACKED SECURITIES INTO GENERIC AGGREGATES WITH EACH AGGREGATE REPRESENTING THE OUTSTANDING POOLS FOR A GIVEN AGENCY, PROGRAM, ISSUE YEAR AND COUPON. THE INDEX DOES NOT INCLUDE BUYDOWNS, GRADUATED EQUITY MORTGAGES, PROJECT LOANS, AND CMOS. SECURITIES THAT ARE INCLUDED IN THE INDEX ARE FIXED-RATE SECURITIES WITH A WEIGHTED AVERAGE MATURITY OF AT LEAST ONE YEAR AND AT LEAST $150 MILLION PAR AMOUNT OUTSTANDING. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2003

                                                                                              Principal
BONDS AND NOTES--106.1%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS./HOME EQUITY LOANS--2.0%

Conseco Finance,

   Ser. 2001-D, Cl. A4, 5.53%, 2032                                                             150,000                  152,651

ASSET-BACKED CTFS./CREDIT CARDS--.9%

MBNA Master Credit Card Note Trust,

   Ser. 2002-C1, Cl. 1, 6.8%, 2014                                                               59,000                   63,522

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--13.7%

Bear Stearns Commercial Mortgage Securities,

   Ser. 2003-BA1A, Cl. G, 2.72%, 2015                                                           355,000  (a,b)           354,113

COMM,

   Ser. 2001-FL5A, Cl. G, 2.205%, 2013                                                          200,000  (a,b)           190,567

CS First Boston Mortgage Securities,

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                           109,983                  115,316

Wachovia Bank Commercial Mortgage Trust:

   Ser. 2002-WHL, Cl. L, 4.12%, 2015                                                            250,000  (a,b)           250,000

   Ser. 2003-WHK2, Cl. K, 4.62%, 2013                                                           127,000  (a,b)           121,007

                                                                                                                       1,031,003

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--25.9%

Bank of America Mortgage Securities II,

   Ser. 2003-1, Cl. B4, 5.25%, 2018                                                              96,606  (a)              85,239

Bank of America Mortgage Securities III:

   Ser. 2002-3, Cl. B4, 6%, 2017                                                                102,724  (a)             107,018

   Ser. 2002-3, Cl. B5, 6%, 2017                                                                102,724  (a)             102,788

Countrywide Home Loans:

   Ser. 2003-15, Cl. B4, 4.874%, 2018                                                           295,437  (a)             219,962

   Ser. 2003-18, Cl. B3, 5.5%, 2033                                                             298,392                  250,554

GMAC Mortgage Loan Trust,

   Ser. 2003-J3, Cl. B3, 5%, 2018                                                               293,986  (a)              94,575

Residential Funding Mortgage Securities I:

   Ser. 2003-S1, Cl. B2, 5%, 2018                                                               146,633  (a)             104,797

   Ser. 2003-S8, Cl. B1, 5%, 2018                                                               248,433  (a)             215,903

Washington Mutual Mortgage Securities,

   Ser. 2002-MS7, 5.91%, 2032                                                                   527,738  (a)             479,417

Wells Fargo Mortgage Backed Securities Trust:

   Ser. 2002-F, Cl. B3, 5.501%, 2032                                                             60,902  (b)              61,606

   Ser. 2003-2, Cl. B6, 5.25%, 2018                                                             681,430  (a)             233,390

                                                                                                                       1,955,249

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--63.6%

Federal Home Loan Mortgage Corp., REMIC,

  Gtd. Multi-class Mortgage Participation Ctfs.

  (Interest Only Obligation):

      Ser. 2574, Cl. IB, 5.5%, 5/15/2026                                                        106,572  (c)              18,783

      Ser. 2638, Cl. IC, 5%, 5/15/2022                                                          315,400  (c)              53,916

Federal National Mortgage Association:

   6%, 11/1/2032                                                                                292,046                  299,964

   6.5%, 7/1/2032                                                                               579,676                  602,414

   REMIC Trust, Gtd. Pass-Through Ctfs.

      (Interest Only Obligation)

         Ser. 2002-76, Cl. PI, 5.5%, 12/25/2025                                                 864,556  (c)              52,819

Government National Mortgage Association I:

   5%                                                                                           330,013  (d)             326,302

   5.5%                                                                                       2,748,000  (d)           2,784,054

   6%                                                                                           200,000  (d)             206,562

   6.5%, 3/15/2031                                                                               91,268                   95,649

Government National Mortgage Association II:

   4.5%, 8/20/2032                                                                              187,851                  189,231

   6%, 1/20/2033                                                                                170,775                  175,951

                                                                                                                       4,805,645

TOTAL BONDS AND NOTES

   (cost $8,035,775)                                                                                                   8,008,070
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--22.8%                                                                         Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                       573,000  (e)             573,000

Dreyfus Institutional Cash Advantage Plus Fund                                                  573,000  (e)             573,000

Dreyfus Institutional Preferred Plus Money Market Fund                                          573,000  (e)             573,000

TOTAL OTHER INVESTMENTS

   (cost $1,719,000)                                                                                                   1,719,000


                                                                                              Principal
SHORT-TERM INVESTMENTS--11.8%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

..87%, 11/6/2003                                                                                 100,000                   99,992

..815%, 12/18/2003                                                                               635,000  (f)             634,206

..9475%, 1/15/2004                                                                               160,000                  159,709

TOTAL SHORT--TERM INVESTMENTS

   (cost $893,996)                                                                                                       893,907
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $10,648,771)                                                              140.7%              10,620,977

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (40.7%)             (3,069,784)

NET ASSETS                                                                                        100.0%               7,551,193

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 2003,
THESE SECURITIES AMOUNTED TO $2,558,776 OR 33.9% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  NOTIONAL FACE AMOUNT SHOWN.

(D)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(E)  INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 2.

(F)  PARTIALLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES
POSITION.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

October 31, 2003

                                                                  Market Value                                      Unrealized
                                                                    Covered by                                   (Depreciation)
                                                Contracts         Contracts ($)            Expiration         at 10/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Government Agency
     10 Year Notes                                     10            1,081,875          December 2003                  (22,703)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  10,648,771  10,620,977

Receivable for investment securities sold                             4,791,569

Receivable for shares of Beneficial Interest subscribed                 131,000

Interest receivable                                                      37,074

Paydowns receivable                                                         403

Other assets                                                              2,188

                                                                     15,583,211
--------------------------------------------------------------------------------

LIABILITIES ($):

Cash overdraft due to Custodian                                         370,705

Payable for investment securities purchased                           7,656,469

Payable for futures variation margin--Note 3                              4,844

                                                                      8,032,018
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        7,551,193
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       7,456,870

Accumulated undistributed investment income                              29,597

Accumulated net realized gain (loss) on investments                     115,223

Accumulated net unrealized appreciation
  (depreciation) on investments [including ($22,703)
  net unrealized (depreciation) on financial futures]                   (50,497)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        7,551,193
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 592,631

NET ASSET VALUE, offering and redemption price per share ($)              12.74

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               245,159

Dividends                                                               16,176

TOTAL INCOME                                                           261,335
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments:

  Long transactions                                                    206,003

  Short sale transactions                                               11,970

Net realized gain (loss) on financial futures                          (58,086)

NET REALIZED GAIN (LOSS)                                               159,887

Net unrealized appreciation (depreciation) on investments

  [including ($21,297) net unrealized (depreciation) on financial
futures]                                                               (36,224)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 123,663

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   384,998

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2003               2002(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Total income                                      261,335                60,050

Net realized gain (loss) on investments           159,887               158,671

Net unrealized appreciation
   (depreciation) on investments                  (36,224)              (14,273)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      384,998               204,448
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income                                (295,319)              (44,813)

Net realized gain on investments                 (154,991)                   --

TOTAL DIVIDENDS                                  (450,310)              (44,813)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   1,856,501             6,100,828

Dividends reinvested                              350,125                41,633

Cost of shares redeemed                          (941,853)                 (364)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        1,264,773             6,142,097

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,199,461             6,301,732
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             6,351,732                50,000

END OF PERIOD                                   7,551,193             6,351,732

Undistributed investment income                    29,597                17,948
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       145,832               486,057

Shares issued for dividends reinvested             27,747                 3,263

Shares redeemed                                   (74,239)                  (29)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      99,340               489,291

(A)  FROM JUNE 6, 2002 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                       Year Ended October 31,
                                                     ---------------------------
                                                         2003          2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    12.88         12.50

Investment Operations:

Investment income(b)                                      .48           .13

Net realized and unrealized

   gain (loss) on investments                             .22           .35

Total from Investment Operations                          .70           .48

Distributions:

Dividends from investment income                         (.54)         (.10)

Dividends from net realized gain on investments          (.30)           --

Total Dividends                                          (.84)         (.10)

Net asset value, end of period                          12.74         12.88
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                      5.70          3.92(d,e)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of investment income

   to average net assets                                 3.75          1.07(d)

Portfolio Turnover Rate                                663.24        423.74(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   7,551         6,352

(A) FROM JUNE 6, 2002 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF WRAP FEE CHARGES. IN ADDITION, ALL FUND LEVEL EXPENSES ARE BORNE BY THE DISTRIBUTOR.

(D) NOT ANNUALIZED.

(E) CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON JUNE 10, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Mortgage Shares (the "fund") is a separate non-diversified series of Dreyfus Fixed Income Securities (the "Company") which is registered under the Investment Company Act of 1940 as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") is the distributor of the fund's shares. Mellon serves as custodian of the fund's assets. Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, serves as transfer and dividend disbursing agent for the fund.

As of October 31, 2003, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 430,763 shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Shares of each fund may be purchased only through "wrap fee" programs sponsored by investment advisors or broker/dealers (" financial representatives" ). Typically, participants in these programs pay an all-inclusive "wrap" fee to their financial representative. Pursuant to an agreement between the Distributor and the fund, all expenses (including but not limited to management, shareholder servicing, transfer and dividend disbursing agency, custody, trustee and professional fees) incurred in the operations of the fund are the responsibility of the Distributor. The program sponsors have agreed to pay the Distributor for services it provides in connection with an investment in the fund.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills) financial futures and options) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) , except for short sales for which the last quoted asked price is used. Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized
on    the    accrual    basis.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the
"   Code"   ). To

the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

On October 31, 2003, the Board of Trustees declared a cash dividend of $.041 per share from undistributed investment income, payable on November 3, 2003 (ex-dividend date) , to shareholders of record as of the close of business on October 31, 2003.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $127,117 and unrealized depreciation $32,794.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002, respectively, was as follows: ordinary income $447,210 and $44,813, and long term capital gains $3,100 and $0, respectively.

During the period ended October 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income by $45,633, and decreased accumulated net realized gain (loss) on investments by
the    same    amount.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $1.5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Other Transactions With Affiliates:

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended October 31, 2003, the fund derived $16,176 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended October 31, 2003:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                        57,415,814           56,681,551

Short sale transactions                   1,372,350            1,384,320

     TOTAL                               58,788,164           58,065,871

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At October 31, 2003, there were no securities sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the under lying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2003, are set forth in the Statement of Financial Futures.

At October 31, 2003, the cost of investments for federal income tax purposes was $10,653,771; accordingly, accumulated net unrealized depreciation on investments was $32,794, consisting of $69,864 gross unrealized appreciation and $102,658 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Mortgage Shares

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Mortgage Shares (one of the funds comprising Dreyfus Fixed Income Securities), as of October 31, 2003, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Mortgage Shares at October 31, 2003, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

December 10, 2003



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates .0055% per share as a long-term capital gain distribution of the $.3600 per share paid on December 20, 2002.

As required by Federal tax law rules, Shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.

                                                             The Fund

PROXY RESULTS (Unaudited)

Dreyfus Fixed Income Securities held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting and the results are as follows:

                                                            Shares
                                              ----------------------------------
                                                      For   Authority Withheld
                                              ----------------------------------

To elect additional Trustees:

   David W. Burke                                 888,867                    0

   Whitney I. Gerard                              888,867                    0

   Arthur A. Hartman                              888,867                    0

   George L. Perry                                888,867                    0

Joseph S. DiMartino, Clifford L. Alexander Jr. and Lucy Wilson Benson continued as Trustees of the Company after the shareholder meeting.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)

Chairman of the Board (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

Clifford L. Alexander, Jr. (70)

Board Member (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-October 2003)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

Lucy Wilson Benson (76)

Board Member (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairperson

* Council on Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairperson

* Atlantic Council of the U.S., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

David W. Burke (67)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Whitney I. Gerard (69)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

Arthur A. Hartman (77)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and  New Russia
Fund

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

George L. Perry (69)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 62 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 85 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  SEPTEMBER
2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


NOTES

                      For More Information

                        Dreyfus  Mortgage Shares
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  754AR1003



ITEM 2.      CODE OF ETHICS.

     The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board has determined that Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

     (a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS FIXED INCOME SECURITIES

By:   /s/Stephen E. Canter
      ____________________
      Stephen E. Canter
      President

Date:  December 29, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/Stephen E. Canter
      ______________________
      Stephen E. Canter
      Chief Executive Officer

Date:  December 29, 2003

By:   /s/James Windels
      _______________________
      James Windels
      Chief Financial Officer

Date:  December 29, 2003

                                       EXHIBIT INDEX

     (a)(1) Code of ethics referred to in Item 2.

     (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

     (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)